Income taxes (Tables)	12 Months Ended
Dec. 31, 2019
Income taxes
Summary of income taxes expense

	2019	2018
	$	$

Loss before income taxes	19,998,376	20,532,205

Recovery based on combined federal and provincial statutory rate of 26.5% (2018 - 26.5%)	(5,299,570)	(5,441,034)
Permanent differences	(182,660)	(770,593)
Change in deferred tax assets not recognized	5,658,576	6,460,542
Effect of tax rates in foreign jurisdictions	17,528	(18,131)
Net income tax expense	193,874	230,784